Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

AMENDMENT TO RAYONIER ADVANCED MATERIALS INC. INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (“the Plan”)

WHEREAS, Rayonier Advanced Materials Inc. (the “Employer”) maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;

WHEREAS, Rayonier Advanced Materials Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 10-1-2016.

1. The Adoption Agreement is amended to read:

5-3	PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.

Deferral	Match	ER

☐	☐	☐	(a)No exclusions.

N/A	☐	☐	(b)Elective Deferrals (as defined in Section 1.46 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.

☑	☑	☑	(c)All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.

☐	☐	☐	(d)Compensation above $ is excluded. (See Section 1.97 of the Plan.)

☑	☑	☐	(e)Amounts received as a bonus are excluded.

☐	☐	☐	(f)Amounts received as commissions are excluded.

☑	☑	☑	(g)Overtime payments are excluded.

☐	☐	☐	(h)Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)

☐	☐	☐	(i)“Deemed §125 compensation” as defined in Section 1.141(d) of the Plan.

☐	☐	☐	(j)Amounts received after termination of employment are excluded. (See Section 1.141(b) of the Plan.)

☑	☑	☑	(k)Differential Pay (as defined in Section 1.141(e) of the Plan).

☑	☑	☑
(l)Describe adjustments to Plan Compensation: All short term disability or disability salary continuation payments; foreign service allowance; sign-on and achievement bonuses are excluded for calculation of Employer contributions.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-1, as described in Section 1.97(a) of the Plan may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401(k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-4 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]
2. The Adoption Agreement is amended to read:

6-2
EMPLOYER CONTRIBUTION FORMULA. For the period designated in AA §6-4 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-5 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3.

☑ (a)	Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.

☐ (b)	Fixed contribution.

☐ (1)	% of each Participant’s Plan Compensation.

☐ (2)	$ for each Participant.

☐(3)	The Employer Contribution will be determined in accordance with any Collective Bargaining Agreement(s) addressing retirement benefits of Collectively Bargained Employees under the Plan.

☐(c)	Service-based contribution. The Employer will make the following contribution:

☐ (1)	Discretionary. A discretionary contribution determined as a uniform percentage of Plan Compensation or a uniform dollar amount for each period of service designated below.
☐ (2) Fixed percentage.        % of Plan Compensation paid for each period of service designated below.

☐(3)	Fixed dollar. $ for each period of service designated below.
The service-based contribution will be based on the following periods of service:

☐(4)	Each Hour of Service

☐(5)	Each week of employment

☐(6)	Describe period:
The service-based contribution is subject to the following rules.

☐(7)	Describe any special provisions that apply to service-based contribution:
[Note: Any period described in subsection (6) must apply uniformly to all Participants and cannot exceed a 12-month period. Any special provisions under subsection (7) must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder.]

☐(d)	Year of Service contribution. The Employer will make an Employer Contribution based on Years of Service with the Employer.

Years of Service	Contribution %
☐(1) For Years of Service between and	%
☐ (2) For Years of Service between and	%
☐ (3) For Years of Service between and	%
☐ (4) For Years of Service and above	%
For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

☐(e)
Prevailing Wage Formula. The Employer will make a contribution for each Participant’s Prevailing Wage Service based on the hourly contribution rate for the Participant’s employment classification. (See Section 3.02(a)(5) of the Plan.)

☐ (1)
Amount of contribution. The Employer will make an Employer Contribution based on the hourly contribution rate for the Participant’s employment classification. The Prevailing Wage Contribution will be determined as follows:

☐ (i)	The Employer Contribution will be determined based on the required contribution rates for the employment classifications under the applicable federal, state or municipal prevailing wage laws. For

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

any Employee performing Prevailing Wage Service, the Employer may make the required contribution for such service without designating the exact amount of such contribution.

☐ (ii)
The Employer will make the Prevailing Wage Contribution based on the hourly contribution rates as set forth in the Addendum attached to this Adoption Agreement. However, if the required contribution under the applicable federal, state or municipal prevailing wage law provides for a greater contribution than set forth in the Addendum, the Employer may make the greater contribution as a Prevailing Wage Contribution.

☐ (2)	Offset of other contributions. The contributions under the Prevailing Wage Formula will offset the following contributions under this Plan. (See Section 3.02(a)(5) of the Plan.)

☐ (i)	Employer Contributions (other than Safe Harbor Employer Contributions)

☐ (ii)	Safe Harbor Employer Contributions.

☐(iii)	Qualified Nonelective Contributions (QNECs)

☐ (iv)	Matching Contributions (other than Safe Harbor Matching Contributions)

☐ (v)	Safe Harbor Matching Contributions.

☐ (vi)	Qualified Matching Contributions (QMACs)
[Note: If subsection (ii) or (v) is checked, the Prevailing Wage contribution must satisfy the requirements for a Safe Harbor Contribution.]

☐ (3)	Modification of default rules. Section 3.02(a)(5) of the Plan contains default rules for administering the Prevailing Wage Formula. Complete this subsection (3) to modify the default provisions.

☐ (i)
Application to Highly Compensated Employees. Instead of applying only to Nonhighly Compensated Employees, the Prevailing Wage Formula applies to all eligible Participants, including Highly Compensated Employees.

☐ (ii)
Minimum age and service conditions. Instead of no minimum age or service condition, Prevailing Wage contributions are subject to a one Year of Service (as defined in AA§4-3) and age 21 minimum age and service requirement with semi-annual Entry Dates.

☐ (iii)
Allocation conditions. Instead of no allocation conditions, the Prevailing Wage contributions are subject to a 1,000 Hours of Service and last day employment allocation condition, as set forth under Section 3.09 of the Plan.

☐ (iv)	Vesting. Instead of 100% immediate vesting, Prevailing Wage contributions will vest under the following vesting schedule (as defined in Section 7.02 of the Plan):

☐ (A)	6-year graded vesting schedule

☐ (B)	3-year cliff vesting schedule

☐ (v)	Describe:
[Note: Overriding the default provisions under this subsection (3) may restrict the ability of the Employer to take full credit for Prevailing Wage Contributions for purposes of satisfying its obligations under applicable federal, state or municipal prevailing wage laws. Any modifications must satisfy the nondiscrimination requirements under Code §401(a)(4) and should be consistent with the applicable federal, state or municipal prevailing wage laws. See Section 3.02(a)(5) of the Plan.]

☑ (f)	Describe special rules for determining contributions under Plan: Will be made to Eligible Employees who were hired by Rayonier Inc. or the Employer on or after January 1, 2006.
[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

3. The Adoption Agreement is amended to read:

6-3	ALLOCATION FORMULA.

☐ (a)	Pro rata allocation. The discretionary Employer Contribution under AA §6-2 will be allocated:

☐ (1)	as a uniform percentage of Plan Compensation.

☐ (2)	as a uniform dollar amount.

☐ (b)	Fixed contribution. The fixed Employer Contribution under AA §6-2 will be allocated in accordance with the selections made under AA §6-2.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

☐ (c)
Permitted disparity allocation. The discretionary Employer Contribution under AA §6-2 will be allocated under the two-step method (as defined in Section 3.02(a)(1)(ii)(A) of the Plan), using the Taxable Wage Base (as defined in Section 1.136 of the Plan) as the Integration Level. However, for any Plan Year in which the Plan is Top Heavy, the four-step method (as defined in Section 3.02(a)(1)(ii)(B) of the Plan) applies, unless provided otherwise under subsection (2) below.

To modify these default rules, complete the appropriate provision(s) below.

☐ (1)	Integration Level. Instead of the Taxable Wage Base, the Integration Level is:

☐(i)	% of the Taxable Wage Base, increased (but not above the Taxable Wage Base) to the next higher:
☐ (A)    N/A    ☐ (B)    $1
☐ (C)    $100    ☐ (D)    $1,000

☐ (ii)	$ (not to exceed the Taxable Wage Base)

☐ (iii)	20% of the Taxable Wage Base
[Note: See Section 3.02(a)(1)(ii) of the Plan for rules regarding the Maximum Disparity Rate that may be used where an Integration Level other than the Taxable Wage Base is selected.]

☐ (2)	Four-step method.

☐ (i)	Instead of applying only when the Plan is top heavy, the four-step method will always be used.

☐ (ii)	The four-step method will never be used, even if the Plan is Top Heavy.

☐ (iii)	In applying step one and step two under the four-step method, instead of using Total Compensation, the Plan will use Plan Compensation. (See Section 3.02(a)(1)(ii)(B) of the Plan.)

☐ (3)	Describe special rules for applying permitted disparity allocation formula:
[Note: Any special rules must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

☐ (d)
Uniform points allocation. The discretionary Employer Contribution designated in AA §6-2 will be allocated to each Participant in the ratio that each Participant's total points bears to the total points of all Participants. A Participant will receive the following points:

☐ (1)	point(s) for each year(s) of age (attained as of the end of the Plan Year).

☐ (2)	point(s) for each $ (not to exceed $200) of Plan Compensation.

☐ (3)	point(s) for each Year(s) of Service. For this purpose, Years of Service are determined:

☐ (i)	In the same manner as determined for eligibility.

☐ (ii)	In the same manner as determined for vesting.

☐ (iii)	Points will not be provided with respect to Years of Service in excess of .

☐ (e)
Employee group allocation. The Employer may make a separate Employer Contribution to the Participants in the following allocation groups. The Employer must notify the Trustee in writing of the amount of the contribution to be allocated to each allocation group.

☐ (1)	A separate discretionary Employer Contribution may be made to each Participant of the Employer (i.e., each Participant is in his/her own allocation group).

☐ (2)
A separate discretionary or fixed Employer Contribution may be made to the following allocation groups. If no fixed amount is designated for a particular allocation group, the contribution made for such allocation group will be allocated as a uniform percentage of Plan Compensation or as a uniform dollar amount to all Participants within that allocation group.

[Note: The allocation groups designated above must be clearly defined in a manner that will not violate the definite allocation formula requirement of Treas. Reg. §1.401-1(b)(1)(ii). See Section 3.02(a)(1)(iv)(B)(V) of the Plan for restrictions that apply with respect to “short-service” Employees. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of application of the allocation method.]

☐ (3)	Special rules. The following special rules apply to the Employee group allocation formula.

☐ (i)
Family Members. In determining the separate groups under (2) above, each Family Member (as defined in Section 1.65 of the Plan) of a Five Percent Owner is always in a separate allocation group. If there are more than one Family Members, each Family Member will be in a separate allocation group.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

☐ (ii)
Benefiting Participants who do not receive Minimum Gateway Contribution. In determining the separate groups under (2) above, Benefiting Participants who do not receive a Minimum Gateway Contribution are always in a separate allocation group. If there are more than one Benefiting Participants who do not receive a Minimum Gateway Contribution, each will be in a separate allocation group. (See Section 3.02(a)(1)(iv)(B)(III) of the Plan.)

☐ (iii)
More than one Employee group. Unless designated otherwise under this subsection (iii), if a Participant is in more than one allocation group described in (2) above during the Plan Year, the Participant will receive an Employer Contribution based on the Participant’s status on the last day of the Plan Year. (See Section 3.02(a)(1)(iv)(A) of the Plan.)

☐ (A)
Determined separately for each Employee group. If a Participant is in more than one allocation group during the Plan Year, the Participant’s share of the Employer Contribution will be based on the Participant’s status for the part of the year the Participant is in each allocation group.

☐ (B)	Describe:
[Note: Any language under this subsection (B) must be definitely determinable and may not violate the nondiscrimination requirements under Code §401(a)(4).]

☐ (f)
Age-based allocation. The discretionary Employer Contribution designated in AA §6-2 will be allocated under the age-based allocation formula so that each Participant receives a pro rata allocation based on adjusted Plan Compensation. For this purpose, a Participant’s adjusted Plan Compensation is determined by multiplying the Participant’s Plan Compensation by an Actuarial Factor (as described in Section 1.04 of the Plan).

A Participant’s Actuarial Factor is determined based on a specified interest rate and mortality table. Unless designated otherwise under (1) or (2) below, the Plan will use an applicable interest rate of 8.5% and a UP-1984 mortality table.

☐ (1)	Applicable interest rate. Instead of 8.5%, the Plan will use an interest rate of % (must be between 7.5% and 8.5%) in determining a Participant’s Actuarial Factor.

☐ (2)	Applicable mortality table. Instead of the UP-1984 mortality table, the Plan will use the following mortality table in determining a Participant’s Actuarial Factor:

☐ (3)	Describe special rules applicable to age-based allocation:
[Note: See Exhibit A of the Plan for sample Actuarial Factors based on an 8.5% applicable interest rate and the UP-1984 mortality table. If an interest rate or mortality table other than 8.5% or UP-1984 is selected, appropriate Actuarial Factors must be calculated. Any alternative interest or mortality factors must meet the requirements for standard interest and mortality assumptions as defined in Treas. Reg. §1.401(a)(4)-12. Any special rules described under subsection (3) may not violate the nondiscrimination requirements under Code §401(a)(4).]

☐ (g)
Service-based allocation formula. The service-based Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the service-based allocation formula in AA §6-2.

☐ (h)
Year of Service allocation formula. The Year of Service Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the Year of Service allocation formula in AA §6-2.

☐ (i)
Prevailing Wage allocation formula. The Prevailing Wage Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the Prevailing Wage allocation formula in AA §6-2. The Employer may attach an Addendum to the Adoption Agreement setting forth the hourly contribution rate for the employment classifications eligible for Prevailing Wage contributions.

☑ (j)	Describe special rules for determining allocation formula: The Contribution will equal 3% of an Eligible Employee's Compensation.
[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

4. The Adoption Agreement is amended to read:

6-4
SPECIAL RULES. No special rules apply with respect to Employer Contributions under the Plan, except to the extent designated under this AA §6-4. Unless designated otherwise, in determining the amount of the Employer Contributions to be allocated under this AA §6, the Employer Contribution will be based on Plan Compensation earned during the Plan Year. (See Section 3.02(c) of the Plan.)

☐ (a)
Period for determining Employer Contributions. Instead of the Plan Year, Employer Contributions will be determined based on Plan Compensation earned during the following period: [The Plan Year must be used if the permitted disparity allocation method is selected under AA §6-3 above.]

☐ (1)    Plan Year quarter
☐ (2)    calendar month
☐ (3)    payroll period
☐(4)    Other:
[Note: Although Employer Contributions are determined on the basis of Plan Compensation earned during the period designated under this subsection, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Employer Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415(c)-1(b)(6)(B), regardless of the period selected under this subsection. Any alternative period designated under subsection (4) may not exceed a 12-month period and will apply uniformly to all Participants.]

☐ (b)	Limit on Employer Contributions. The Employer Contribution elected in AA §6-2 may not exceed:
☐ (1)          % of Plan Compensation
☐ (2)    $

☐ (3)	Describe:
[Note: Any limitations under this subsection (3) must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

☐ (c)	Offset of Employer Contribution.

☐ (1)	A Participant’s allocation of Employer Contributions under AA §6-2 of this Plan is reduced by contributions under [insert name of plan(s)]. (See Section 3.02(d)(2) of the Plan.)

☐ (2)	In applying the offset under this subsection, the following rules apply:
[Note: Any language regarding the offset of benefits must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder.]

☐ (d)	Special rules:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]
5. The Adoption Agreement is amended to read:

6-5	ALLOCATION CONDITIONS. A Participant must satisfy any allocation conditions designated under this AA §6-5 to receive an allocation of Employer Contributions under the Plan.
[Note: Any allocation conditions set forth under this AA §6-5 do not apply to Prevailing Wage Contributions under AA §6-2, Safe Harbor Employer Contributions under AA §6C, or QNECs under AA §6D, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6-5.]

☐ (a)	No allocation conditions apply with respect to Employer Contributions under the Plan.

☐ (b)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:

☐ (1)	(not to exceed 500) Hours of Service during the Plan Year.
☐ (i)    Hours of Service are determined using actual Hours of Service.

☐ (ii)	Hours of Service are determined using the following Equivalency Method (as defined under AA §4-3):
☐ (A)    Monthly ☐ (B)    Weekly

☐ (C)	Daily ☐ (D) Semi-monthly

☐ (2)	(not more than 91) consecutive days of employment with the Employer during the Plan Year.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

[Note: Under this safe harbor allocation condition, an Employee will satisfy the allocation conditions if the Employee completes the designated Hours of Service or period of employment, even if the Employee is not employed on the last day of the Plan Year. See Section 3.09 of the Plan for rules regarding the application of this allocation condition to the minimum coverage test.]

☑ (c)	Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

☐ (d)	Minimum service condition. An Employee must be credited with at least:
☐ (1)            (not to exceed 1,000) Hours of Service during the Plan Year.
☐ (i)    Hours of Service are determined using actual Hours of Service.

☐ (ii)	Hours of Service are determined using the following Equivalency Method (as defined under AA §4-3):
☐ (A)    Monthly    ☐ (B)    Weekly

☐ (C)	Daily ☐ (D) Semi-monthly

☐ (2)	(not more than 182) consecutive days of employment with the Employer during the Plan Year.

☐ (e)
Application to a specified period. The allocation conditions selected under this AA §6-5 apply on the basis of the Plan Year. Alternatively, if an employment or minimum service condition applies under this AA §6-5, the Employer may elect under this subsection to apply the allocation conditions on a periodic basis as set forth below. (See Section 3.09(a) of the Plan for a description of the rules for applying the allocation conditions on a periodic basis.)

☐ (1)	Period for applying allocation conditions. Instead of the Plan Year, the allocation conditions set forth under subsection (2) below apply with respect to the following periods:
☐ (i)    Plan Year quarter
☐ (ii)    calendar month
☐ (iii)    payroll period
☐ (iv)    Other:

☐ (2)
Application to allocation conditions. If this subsection is checked to apply allocation conditions on the basis of specified periods, to the extent an employment or minimum service allocation condition applies under this AA §6-5, such allocation condition will apply based on the period selected under subsection (1) above, unless designated otherwise below:

☐ (i)	Only the employment condition will be based on the period selected in subsection (1) above.

☐ (ii)	Only the minimum service condition will be based on the period selected in subsection (1) above.
☐ (iii)    Describe any special rules:
[Note: Any special rules under subsection (iii) must satisfy the nondiscrimination requirements of Code §401(a)(4).]

☐ (f)	Exceptions.

☐ (1)	The above allocation condition(s) will not apply if the Employee:

☐ (i)	dies during the Plan Year.

☐ (ii)	terminates employment due to becoming Disabled.

☐ (iii)	terminates employment after attaining Normal Retirement Age.

☐ (iv)	terminates employment after attaining Early Retirement Age.

☐ (v)	is on an authorized leave of absence from the Employer.

☐ (2)	The exceptions selected under subsection (1) will apply even if an Employee has not terminated employment at the time of the selected event(s).

☐ (3)	The exceptions selected under subsection (1) do not apply to:

☐ (i)	an employment condition designated under this AA §6-5.

☐ (ii)	a minimum service condition designated under this AA §6-5.

☐ (g)	Describe any special rules governing the allocation conditions under the Plan:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

6. The Adoption Agreement is amended to read:

6B-3
CONTRIBUTIONS ELIGIBLE FOR MATCHING CONTRIBUTIONS (“ELIGIBLE CONTRIBUTIONS”). Unless designated otherwise under this AA §6B-3, all Salary Deferrals, including any Roth Deferrals and Catch-Up Contributions are eligible for the Matching Contributions designated under AA §6B-2.

☑ (a)	Matching Contributions. Only the following contribution sources are eligible for a Matching Contribution under AA §6B-2:

☑ (1)	Pre-tax Salary Deferrals

☐ (2)	Roth Deferrals

☑ (3)	Catch-Up Contributions
[Note: Any amounts excluded under this subsection do not apply to Safe Harbor Matching Contributions under AA §6C-2. See AA §6D-2 to determine eligibility of After-Tax Employee Contributions for Matching Contributions.]

☐(b)
Application of Matching Contributions to elective deferrals made under another plan maintained by the Employer. If this subsection is checked, the Matching Contributions described in AA §6B-2 will apply to elective deferrals made under another plan maintained by the Employer.

☐ (1)	The Matching Contribution designated in AA §6B-2 above will apply to elective deferrals under the following plan maintained by the Employer:

☐ (2)	The following special rules apply in determining the amount of Matching Contributions under this Plan with respect to elective deferrals under the plan described in subsection (1):
[Note: This subsection may be used to describe special provisions applicable to Matching Contributions provided with respect to elective deferrals under another plan maintained by the Employer, including another qualified plan, Code §403(b) plan or Code §457(b) plan.]

☐ (c)	Special rules. The following special rules apply for purposes of determining the Matching Contribution under this AA §6B-3:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder. If contribution sources are limited for only certain Matching Contributions, those limitations may be described under this subsection.]
7. The Adoption Agreement is amended to read:

8-2
VESTING SCHEDULE. The vesting schedule under the Plan is as follows for both Employer Contributions and Matching Contributions, to the extent authorized under AA §6 and AA §6B. See Section 7.02 of the Plan for a description of the various vesting schedules under this AA §8-2. [Note: Any Prevailing Wage Contributions under AA §6-2, any Safe Harbor Contributions under AA §6C and any QNECs or QMACs under AA §6D are always 100% vested, regardless of any contrary selections in this AA §8-2 (unless provided otherwise under AA §6-2 for Prevailing Wage Contributions or under this AA §8-2 for any QACA Safe Harbor Contributions).]

☑ (a)	Vesting schedule for Employer Contributions and Matching Contributions:

ER	Match

☐	☐	(1) Full and immediate vesting.

☐	☐	(2) 3-year cliff vesting schedule

☐	☐	(3) 6-year graded vesting schedule

☑	☑	(4) 5-year graded vesting schedule

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

☐	☐	(5) Modified vesting schedule
% after 1 Year of Service
% after 2 Years of Service
% after 3 Years of Service
% after 4 Years of Service
% after 5 Years of Service
100% after 7 Years of Service		100% after 6 Years of Service

[Note: If a modified vesting schedule is selected under this subsection (a), the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

☐ (b)
Special vesting schedule for QACA Safe Harbor Contributions. Unless designated otherwise under this subsection, any QACA Safe Harbor Contributions will be 100% vested. However, if this subsection is checked, the following vesting schedule applies for QACA Safe Harbor Contributions. [Note: This subsection may be checked only if a QACA Safe Harbor Contribution is selected under AA §6C-2.]

Instead of being 100% vested, QACA Safe Harbor Contributions are subject to the following vesting schedule:

☐ (i)	2-year cliff vesting

☐ (ii)	1-year cliff vesting

☐ (iii)	Graduated vesting
% after 1 Year of Service
100% after 2 Years of Service

☑ (c)
Special provisions applicable to vesting schedule: A Participant shall become 100% vested upon a Change in Control, as that term is defined under the Rayonier Advanced Materials Inc. Retirement Plan. In addition, Participants who were hired by Rayonier, Inc. prior to July 1, 2012, and who became Participants in this Plan as of the Effective Time or the Later Date, as defined in AA§6-2(f), shall be 100% vested in all Contributions if employed after attainment of age 50.

[Note: Any special provisions must satisfy the nondiscrimination requirements under Code §401(a)(4) and must satisfy the vesting requirements under Code §411.]
8. The Adoption Agreement is amended to read:

10-1
AVAILABILITY OF IN-SERVICE DISTRIBUTIONS. A Participant may withdraw all or any portion of his/her vested Account Balance, to the extent designated, upon the occurrence of any of the event(s) selected under this AA §10-1. If more than one option is selected for a particular contribution source under this AA §10-1, a Participant may take an in-service distribution upon the occurrence of any of the selected events, unless designated otherwise under this AA §10-1.

Deferral	Match	ER

☐	☐	☐	(a)No in-service distributions are permitted.

☑	☑	☐	(b)Attainment of age 59½.

☐	☐	☑	(c)Attainment of age 70 1/2 .

☑	☐	☐	(d)A Hardship that satisfies the safe harbor rules under Section 8.10(e)(1) of the Plan. [Note: Not applicable to QNECs, QMACs, or Safe Harbor Contributions.]

☐	☐	☐	(e) A non-safe harbor Hardship described in Section 8.10(e)(2) of the Plan. [Note: Not applicable to QNECs, QMACs, or Safe Harbor Contributions.]

☐	☐	☐	(f)Attainment of Normal Retirement Age.

☐	☐	☐	(g)Attainment of Early Retirement Age.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

N/A	☐	☐	(h)The Participant has participated in the Plan for at least (cannot be less than 60) months.

N/A	☐	☐	(i)The amounts being withdrawn have been held in the Trust for at least two years.

☐	☐	☐	(j)Upon a Participant becoming Disabled (as defined in AA §9-4(b)).

☐	N/A	N/A	(k)As a Qualified Reservist Distribution as defined under Section 8.10(d) of the Plan.

☐	☐	☐	(l)Describe:

[Note: Any distribution event described in this AA §10-1 may not discriminate in favor of Highly Compensated Employees. No in-service distribution of Salary Deferrals is permitted prior to age 59½, except for Hardship, Disability or as a Qualified Reservist Distribution. If Normal Retirement Age or Early Retirement Age is earlier than age 59½, such age is deemed to be age 59½ for purposes of determining eligibility to distribute Salary Deferrals. If this Plan has accepted a transfer of assets from a pension plan (e.g., a Money Purchase Plan), no in-service distribution from amounts attributable to such transferred assets is permitted prior to age 62, except for Disability. See AA §11-7 for special rules that may apply to distributions of Qualifying Employer Securities and/or Qualifying Employer Real Property.]
9. The Adoption Agreement is amended to read:

10-2
APPLICATION TO OTHER CONTRIBUTION SOURCES. If the Plan allows for Rollover Contributions under AA §C-2 or After-Tax Employee Contributions under AA §6D, unless elected otherwise under this AA §10-2, a Participant may take an in-service distribution from his/her Rollover Account and After-Tax Employee Contribution Account at any time. If the Plan provides for Safe Harbor Contributions under AA §6C, unless elected otherwise under this AA §10-2, a Participant may take an in-service distribution from his/her Safe Harbor Contribution Account at the same time as elected for Salary Deferrals under AA §10-1.

Alternatively, if this AA §10-2 is completed, the following in-service distribution provisions apply for Rollover Contributions, After-Tax Employee Contributions, and/or Safe Harbor Contributions:

Rollover	After-Tax	SH

☐	☐	☐	(a)No in-service distributions are permitted.

☐	☑	☐	(b)Attainment of age 59½.

☐	☐	☐	(c)Attainment of age .

☐	☐	N/A	(d)A Hardship that satisfies the safe harbor rules under Section 8.10(e)(1) of the Plan.

☐	☐	N/A	(e) A non-safe harbor Hardship described in Section 8.10(e)(2) of the Plan.

☐	☐	☐	(f)Attainment of Normal Retirement Age.

☐	☐	☐	(g)Attainment of Early Retirement Age.

☐	☐	☐	(h)Upon a Participant becoming Disabled (as defined in AA §9-4).

☐	☐	☐	(i)Describe:

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

[Note: Any distribution event described in this AA §10-2 may not discriminate in favor of Highly Compensated Employees. No in-service distribution of Safe Harbor/QACA Safe Harbor Contributions is permitted prior to age 59½, except upon Participant’s Disability.]
10. The Adoption Agreement is amended to read:

10-3	SPECIAL DISTRIBUTION RULES. No special distribution rules apply, unless specifically provided under this AA §10-3.

☐ (a)	In-service distributions will only be permitted if the Participant is 100% vested in the source from which the withdrawal is taken.

☐ (b)	A Participant may take no more than in-service distribution(s) in a Plan Year.

☐ (c)	A Participant may not take an in-service distribution of less than $ .

☐ (d)	A Participant may not take an in-service distribution of more than $ .

☐ (e)
Unless elected otherwise under this subsection, the hardship distribution provisions of the Plan are not expanded to cover primary beneficiaries as set forth in Section 8.10(e)(5) of the Plan. If this subsection is checked, the hardship provisions of the Plan will apply with respect to individuals named as primary beneficiaries under the Plan.

☐ (f)
In determining whether a Participant has an immediate and heavy financial need for purposes of applying the non-safe harbor Hardship provisions under Section 8.10(e)(2) of the Plan, the following modifications are made to the permissible events listed under Section 8.10(e)(1)(i) of the Plan:

[Note: This subsection may only be used to the extent a non-safe harbor Hardship distribution is authorized under AA §10-1 or AA §10-2.]

☐ (g)	Other distribution rules:
[Note: Any other distribution rules described in this subsection may not discriminate in favor of Highly Compensated Employees. This subsection may be used to apply the limitations under this AA §10-3 only to specific in-service distribution options (e.g., hardship distributions).]
11. The Adoption Agreement is amended to read:

11-11	PROTECTED BENEFITS. There are no protected benefits (as defined in Code §411(d)(6)) other than those described in the Plan.
To designate protected benefits other than those described in the Plan, complete this AA §11-11.

☑ (a)
Additional protected benefits. In addition to the protected benefits described in this Plan, certain other protected benefits are protected from a prior plan document. See the Addendum attached to this Adoption Agreement for a description of such protected benefits.

☐ (b)
Money Purchase Plan assets. This Plan contains assets that were held under a Money Purchase Plan (e.g., Money Purchase Plan assets were transferred to this Plan by merger, trust-to-trust transfer or conversion). See the Addendum attached to this Adoption Agreement for a description of any special provisions that apply with respect to the transferred assets. See Section 14.05(c) of the Plan for rules regarding the treatment of transferred assets.

☐ (c)	Elimination of distribution options. Effective , the distribution options described in subsection (1) below are eliminated.

☐ (1)	Describe eliminated distribution options:

☐ (2)	Application to existing Account Balances. The elimination of the distribution options described in subsection (1) applies to:

☐ (i)	All benefits under the Plan, including existing Account Balances.

☐ (ii)	Only benefits accrued after the effective date of the elimination (as described in subsection (c) above).
[Note: The elimination of distribution options must not violate the “anti-cutback” requirements of Code §411(d)(6) and the regulations thereunder. See Section 14.01(d) of the Plan.]

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

ADDENDUM - PROTECTED BENEFITS

In addition to the protected benefits described in this Plan, certain other benefits are protected from a prior plan document. This Addendum describes any additional benefits protected under this Plan.

Additional protected benefits: The “Rayonier Share Fund” means the Investment Fund established under this Plan to hold all shares of Rayonier Inc. that are received by the Employer stock Investment Fund in connection with the spin-off of the Employer from Rayonier Inc. Participants shall be prohibited from investing in the Rayonier Share Fund. The Rayonier Share Fund shall be a frozen investment option, provided that Participants may elect to transfer all or a portion of their interest in the Rayonier Share Fund to any other Investment Fund at any point in time. No Participant shall have any voting or tender rights with respect to his interest in the Rayonier Share Fund.
Effective 12/31/2015, “Employer Retirement” contributions are discontinued. Prior Employer Retirement contributions are 100% immediate vested, are available for in-service withdrawal at age 59 ½ and are available for Participant loans.
Effective 10/1/2016, all Employee After-tax contributions remitted through 10/1/2016 may be received as an in-service withdrawal for any reason. Company Match contributions remitted through 10/1/2016 will be available for in-service withdrawals, either after 60 months of participation, or if the contributions have been in the Plan for at least 2 years, or at age 70 ½.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

EMPLOYER SIGNATURE PAGE
PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees to effect:

☐ (a)	The adoption of a new plan, effective [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐ (b)	The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.

(1)
Effective date of restatement:     . [Note: Date can be no earlier than January 1, 2007. Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance.]

(2)    Name of plan(s) being restated:
(3)    The original effective date of the plan(s) being restated:

☑ (c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1)	Effective Date(s) of amendment/restatement: 10-1-2016

(2)	Name of plan being amended/restated: Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees

(3)	The original effective date of the plan being amended/restated: 6-27-2014

(4)
If Plan is being amended, identify the Adoption Agreement section(s) being amended: 5-3(l) to update Plan Compensation language; 6-2(f) to update the Employer Contribution formula language; 6-3(j) to update the Employer Contributions allocation formula language; 6-4(a) the Employer Contribution period has changed to Plan Year; 6-5(c) the Employer Contribution allocation requirement is changed in that an Employee must be employed on the last day of the Plan Year; 6B-3(c) the removal of special rules; 8-2(c) to update special vesting language; 10-1(b) Matching Contributions may be withdrawn upon the attainment of age 59 1/2; 10-1(c) Employer Contributions may be withdrawn upon the attainment of age 70 1/2; 10-2(b) After Tax Contributions may be withdrawn upon the attainment of age 59 1/2; 10-3(g) the removal of special distribution rules; and 11-11(a) Protected Benefits.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street Springfield, MA 01111-0001
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

Rayonier Advanced Materials Inc.
(Name of Employer)

(Name of authorized representative)	(Title)

(Signature)	(Date)

Exhibit 10.28
Contract No. 051104-0004-0000    Amendment Number 4

Action by Unanimous Consent of the Board of Directors
Amendment of Qualified Retirement Plan

The undersigned, being all the members of the Board of Directors of Rayonier Advanced Materials Inc. (“Company”), hereby consent to the following resolutions:

WHEREAS, the Company maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (“Plan”), a qualified retirement plan, for the benefit of its eligible employees.

WHEREAS, the Company has decided to amend the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Adoption Agreement.

WHEREAS, the Board of Directors has reviewed and evaluated the proposed amendments to the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby approves the Amendment to Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees, to be effective on 9-1-2016. A true copy of the amendment, as approved by the Board of Directors, is attached hereto.

RESOLVED FURTHER, that the President of the Company, or any other person or persons duly authorized to represent the Employer, may execute the amendment to the Plan and perform any other actions necessary to implement the Plan amendment.

RESOLVED FURTHER, if the Plan amendment modifies the provisions of the Summary Plan Description, Plan participants will receive a Summary of Material Modifications summarizing the changes under the amendment.

DIRECTORS:

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)